Joint Filer Information

Title of Security:         Common Stock

Issuer & Ticker Symbol:    Morgan's Foods, Inc. (MRFD)

Designated Filer:          Black Horse Capital Management LLC

Other Joint Filers:        Black Horse Capital LP ("Black Horse Capital Fund")
                           Black Horse Capital (QP) LP ("Black Horse QP Fund")
                           Black Horse Capital Master Fund Ltd. ("Black Horse
                           Offshore Fund")
                           Dale Chappell


Addresses:                 The address of each of Black Horse Capital Fund,
                           Black Horse QP Fund and Mr. Chappell is 338
                           S. Sharon Amity Road, #202, Charlotte, North
                           Carolina 28211.

                           The address of Black Horse Offshore Fund is c/o M&C Corporate Services Limited, P.O. Box 309GT,
                           Ugland House, South Church Street,
                           George Town, Grand Cayman, Cayman Islands.

Signatures:


Dated:  March 14, 2011

                                BLACK HORSE CAPITAL LP
                                By: Black Horse Capital Management LLC,
                                    As General Partner


                                    By: /s/ Dale Chappell
                                        ----------------------------------
                                            Dale Chappell, Managing Member


                                BLACK HORSE CAPITAL (QP) LP
                                By: Black Horse Capital Management LLC,
                                    As General Partner


                                    By: /s/ Dale Chappell
                                        ----------------------------------
                                            Dale Chappell, Managing Member


                                BLACK HORSE CAPITAL MASTER FUND LTD.


                                    By: /s/ Dale Chappell
                                        ----------------------------------
                                            Dale Chappell, Director




                        By: /s/ Dale Chappell
                            ----------------------------------
                                Dale Chappell